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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 11, 2003


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-19480                 58-1651222
(State or other jurisdiction   (Commission File No.)           (IRS Employer
     of incorporation)                                      Identification No.)



         2840 MT. WILKINSON PARKWAY, ATLANTA, GEORGIA             30339
           (Address of principal executive offices)              (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On November 11, 2003, Per-Se Technologies, Inc. issued a press release with a statement in response to unusual trading activity on that date in its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS  AND EXHIBITS.

       (c)        Exhibits

       99.1 Press Release dated November 11, 2003, with a statement in response to unusual trading activity on that date in the Registrant's common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 13, 2003


                                      PER-SE TECHNOLOGIES, INC.



                                      By: /s/ CHRIS E. PERKINS
                                          -------------------------------
                                           Chris E. Perkins
                                           Executive Vice President
                                           and Chief Financial Officer


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                                  EXHIBIT INDEX

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
            EXHIBIT
              NO.                             DESCRIPTION
              ---                             -----------

             99.1 Press Release dated November 11, 2003, with a statement in response to unusual trading activity on that date in the Registrant's common stock.
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